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                                                                    EXHIBIT 3.27

FORM BCA-47

                                               ARTICLES OF INCORPORATION
FILING REQUIREMENTS - PRESENT 2 ORIGINALLY                                  (Do not write in this space)
  SIGNED AND FULLY EXECUTED COPIES IN EXACT                                 Date Paid         5-24-84
  DUPLICATE                                                                 Initial License Fee      .50
FOR INSERTS - USE WHITE PAPER - SIZE 8-1/2
 X 11                                                                       Franchise Tax          25.00
                                                                            Filing Fee             75.00
                                                                                                  ------

                                                                            Clerk                 100.50
                                                                                                  ------

TO:  JIM EDGAR, Secretary of State

I/We, the incorporator(s), being one or more natural persons of the age of twenty-one years or more or a corporation for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE    The name of the corporation is MACNEAL MANAGEMENT SERVICES, INC.

ARTICLE TWO    The name and address of the initial registered agent and its registered office are:

               Registered Agent    Terry              L.                Kline
                               -------------------------------------------------
                                 First Name       Middle Name         Last Name

               Registered Office 3249 South Oak Park Avenue
                                ------------------------------------------------
                                  Number   Street  (Do no use P.O. Box)  Suite #

                                     Berwin       60402              Cook
                                ------------------------------------------------
                                     City        Zip Code           County

ARTICLE THREE  The duration of the corporation is [X] perpetual OR __________
               years.

ARTICLE FOUR   The purposes for which the corporation is organized are:

               THE TRANSACTION OF ANY OR ALL LAWFUL BUSINESSES FOR WHICH A CORPORATION MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT.

ARTICLE FIVE   Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is

CLASS          SERIES       *PAR VALUE PER SHARE    NUMBER OF SHARES AUTHORIZED
-----          ------       --------------------    ---------------------------
Common          ---                  NPV                    10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Paragraph 2: The preference, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                    THESE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION MAY BE ALTERED, AMENDED OR REPEALED ONLY BY THE VOTE OR WRITTEN CONSENT OF TWO-THIRDS OF THE OUTSTANDING SHARES ENTITLED TO VOTE.

ARTICLE SIX    The number of shares which the corporation proposes to issue without further report to the Secretary of State, itemized by class, series, and par value, if any, and the consideration to be received by the corporation therefore (expressed in dollars) are:

                                   *PAR VALUE          NUMBER OF SHARES      CONSIDERATION TO BE
    CLASS            SERIES        PER SHARE        PROPOSED TO BE ISSUED     RECEIVED THEREFOR
    -----            ------        ----------       ---------------------    -------------------
   Common              ---            NPV                    100                  $  1,000,000
----------------------------------------------------------------------------------------------
                                                                                  $
----------------------------------------------------------------------------------------------
                                                                                  $
----------------------------------------------------------------------------------------------
                                                                                  $
----------------------------------------------------------------------------------------------
*(Use NPV if no Par Value)                                         TOTAL          $   1,000.00
                                                                                  ============

ARTICLE SEVEN  The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares

ARTICLE EIGHT  The number of directors to be elected at the first meeting of the shareholders is [3]

ARTICLE NINE   (Complete EITHER A or B)

    [X] A. All the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or the incorporator(s) elect to pay the initial franchise tax on the basis of the entire consideration to be received for the issuance of shares

    [ ] B. Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever
               located will be                                   $______________

                    Paragraph 2: It is estimated that the value of all property to be located within the State of Illinois during the following
               year be:                                          $______________

                    Paragraph 3: It is estimated that the gross amount of
               business which will be transacted by the corporation during the
               following year will be                            $______________

                    Paragraph 4: It is estimated that the gross amount of
               business which will be transacted at or from places of business in the State of Illinois during the following year will be:
                                                                 $______________

I/WE the incorporator(s) declare that I/we have examined the foregoing Articles of Incorporation and that the statements contained therein are, to the best of my/our knowledge and belief, true, correct and complete. Executed this 23rd day of May, 1984.

(Signatures must be in ink. Carbon copy, Xerox or rubber stamp signatures are not acceptable.)

NOTE: If a corporation acts as incorporator the name of the corporation and the state of in corporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

           Signatures and Names                     Post Office Address

1.  /s/ Joseph A. Tecson                1.  140 South Dearborn Street, Suite 800
    ---------------------------------      -------------------------------------
    Signature                                            Street

    ---------------------------------      -------------------------------------
    Joseph A. Tecson                        Chicago, IL  60603
    ---------------------------------      -------------------------------------
    Name (please print)                     City/Town      State         Zip
    ---------------------------------      -------------------------------------
    ---------------------------------      -------------------------------------
2.  ---------------------------------   2. -------------------------------------
    Signature                               Street

    ---------------------------------      -------------------------------------

    ---------------------------------      -------------------------------------
    Name (please print)                     City/Town      State         Zip
    ---------------------------------      -------------------------------------
    ---------------------------------      -------------------------------------
3.  ---------------------------------   3. -------------------------------------
    Signature                               Street

    ---------------------------------       ------------------------------------

    ---------------------------------      -------------------------------------
    Name (please print)                     City/Town      State         Zip

    ---------------------------------       ------------------------------------

                                   FORM BCA-47

                            ARTICLES OF INCORPORATION

                                    UNDER THE

                            BUSINESS CORPORATION ACT

For determination of Proper
Fees please consult The
Business Corporation Act.

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone: (217) 782-6961